JACKSON NATIONAL LIFE INSURANCE COMPANY
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

1 Corporate Way
Lansing, Michigan 48951

February 17, 2014

Dear Contract owner:

Enclosed is a notice of a Special Meeting of Shareholders of the Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund (the “TBC Fund” or the “Acquired Fund”), a series of Curian Variable Series Trust (the “Trust”).  The Special Meeting of Shareholders of the Acquired Fund is scheduled to be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan, 48951, on March 25, 2014 at 9:00 a.m. Eastern time (the “Meeting”).  At the Meeting, the shareholders of the Acquired Fund will be asked to approve the proposal described below.

The Trust’s Board of Trustees (the “Board”) called the Meeting to request shareholder approval of the reorganization (the “Reorganization”) of the Acquired Fund into the Curian/Nicholas Convertible Arbitrage Fund, a series of the Trust (the “Acquiring Fund”).

The Board has approved this proposal.

Both the Acquired Fund and the Acquiring Fund are managed by Curian Capital, LLC (“Curian Capital”), and each is sub-advised by an investment sub-adviser.  If the Reorganization is approved and implemented, each person that invests directly or indirectly in the Acquired Fund will automatically become an investor in the Acquiring Fund.

An owner of an annuity contract or certificate that participates in the Acquired Fund through the investment divisions of separate accounts established by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an “Insurance Company”), is entitled to instruct the applicable Insurance Company how to vote the Acquired Fund shares related to the ownership interest in those accounts as of the close of business on January 31, 2014.  The attached Notice of Special Meeting of Shareholders and Proxy Statement and Prospectus concerning the Meeting describe the matters to be considered at the Meeting.

You are cordially invited to attend the Meeting.  Because it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions.  Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet.  Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

Very truly yours,

Michael A. Bell
President and Chief Executive Officer
Curian Variable Series Trust

CURIAN VARIABLE SERIES TRUST

Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund

7601 Technology Way
Denver, Colorado 80237
________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 25, 2014
________________________

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund (the “TBC Fund” or the “Acquired Fund”) will be held on March 25, 2014, at 9:00 a.m. Eastern time, at the offices of Jackson National Life Insurance Company, located at 1 Corporate Way, Lansing, Michigan, 48951 (the “Meeting”).

The Meeting will be held to act on the following proposals:

1.
To approve the Plan of Reorganization, adopted by the Board of Trustees (the “Board”) of the Curian Variable Series Trust (the “Trust”), which provides for the reorganization of the TBC Fund into the Curian/Nicholas Convertible Arbitrage Fund, also a series of the Trust.

2.	To transact other business that may properly come before the Meeting or any adjournments thereof.

Please note that owners of variable life insurance policies or variable annuity contracts or certificates (the “Contract owners”) issued by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an “Insurance Company”) who have invested in shares of the Acquired Fund through the investment divisions of a separate account or accounts of an Insurance Company (“Separate Account”) will be given the opportunity to the extent required by law, to provide the applicable Insurance Company with voting instructions on the above proposals.

You should read the Proxy Statement and Prospectus attached to this notice prior to completing your proxy or voting instruction card.  The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contract owners entitled to provide voting instructions at the Meeting and any adjournments thereof has been fixed as the close of business on January 31, 2014.  If you attend the Meeting, you may vote or give your voting instructions in person.

YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR PROXY CARD OR VOTING INSTRUCTION CARD PROMPTLY

Regardless of whether you plan to attend the Meeting, you should vote or give voting instructions by promptly completing, dating, signing, and returning the enclosed proxy or voting instruction card for the Acquired Fund in which you directly or indirectly own shares in the enclosed postage-paid envelope.  You also can vote or provide voting instructions through the Internet or by telephone using the 14-digit control number that appears on the enclosed proxy or voting instruction card and following the simple instructions.  If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time.  The Board recommends that you vote or provide voting instructions to vote FOR the proposals.

By order of the Board,

Michael A. Bell
President and Chief Executive Officer

February 17, 2014
Denver, Colorado

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JACKSON NATIONAL LIFE INSURANCE COMPANY
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

INFORMATION STATEMENT
REGARDING A SPECIAL MEETING OF SHAREHOLDERS OF

CURIAN/THE BOSTON COMPANY MULTI-ALPHA MARKET NEUTRAL EQUITY FUND
A SERIES OF CURIAN VARIABLE SERIES TRUST

TO BE HELD ON MARCH 25, 2014

DATED:  February 17, 2014

GENERAL

This Information Statement is being furnished by Jackson National Life Insurance Company (“Jackson National”), or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and, together, the “Insurance Companies”), each of which is a stock life insurance company, to owners of their variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contract owners”) who, as of January 31, 2014 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of their separate accounts (the “Separate Accounts”) that are invested in shares of the Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund (the “TBC Fund” or “Acquired Fund”), a series of Curian Variable Series Trust (the “Trust”).

The Trust is a Massachusetts business trust registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company.

Each Insurance Company is required to offer Contract owners the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Acquired Fund (the “Shares”) held by its Separate Accounts, as to how it should vote on the reorganization proposal (the “Proposal”) to be considered at the Special Meeting of Shareholders of the Acquired Fund referred to in the preceding Notice and at any adjournments (the “Meeting”).  The enclosed Proxy Statement and Prospectus, which you should retain for future reference, concisely sets forth information about the proposed reorganization involving the Acquired Fund and a corresponding series of the Trust that a Contract owner should know before completing the enclosed voting instruction card.

This Information Statement and the accompanying voting instruction card are being mailed to Contract owners on or about February 17, 2014.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card; and sign, date and mail the voting instruction card in the accompanying postage-paid envelope.  Contract owners also may provide voting instructions by phone at 1-866-298-8476 or by Internet at www.proxy-direct.com.

If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of the Proposal.

The number of Shares held in the investment division of a Separate Account corresponding to the Acquired Fund for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the Acquired Fund.  At any time prior to an Insurance Company’s voting at the Meeting, a Contract owner may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing

i

later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

An Insurance Company will vote the Shares for which it receives timely voting instructions from Contract owners in accordance with those instructions.  Shares in each investment division of a Separate Account for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal.  Shares in each investment division of a Separate Account for which an Insurance Company receives no timely voting instructions from Contract owner, or that are attributable to amounts retained by an Insurance Company or its affiliate or that are held by other regulated investment companies, will be voted by the applicable Insurance Company or affiliate either for or against approval of the Proposal, or as an abstention, in the same proportion as the Shares for which Contract owners (other than the Insurance Company) have provided voting instructions to the Insurance Company.  As a result, a small number of Contract owners may determine the outcome of the vote.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified Proposal, to be acted on at the Meeting.  If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion.  Voting instruction cards may be solicited by employees of Jackson National or its affiliates as well as officers and agents of the Trust.  The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, telegraph, fax, personal interview, the Internet or other permissible means.

If the necessary quorum to transact business is not established or the vote required to approve or reject a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of voting instructions.  The persons named as proxies will vote in favor of such adjournment with respect to those Shares for which they received voting instructions in favor of a Proposal and will vote against any such adjournment those Shares for which they received voting instructions against a Proposal.

It is important that your Contract be represented.  Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope.  You may also provide your voting instructions by telephone at 1-866-298-8476 or by Internet at our website at www.proxy-direct.com.

ii

PROXY STATEMENT

for

Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund, a series of Curian Variable Series Trust

and

PROSPECTUS

for

Curian/Nicholas Convertible Arbitrage Fund, a series of Curian Variable Series Trust

Dated
February 17, 2014

7601 Technology Way
Denver, Colorado 80237
(877) 847-4143

This Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished to owners of variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contract owners”) issued by Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of January 31, 2014, had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate accounts (the “Separate Accounts”) that are invested in shares of beneficial interest in the Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund (the “TBC Fund” or the “Acquired Fund”), a series of the Curian Variable Series Trust (the “Trust”) an open-end management investment company registered with the Securities and Exchange Commission (“SEC”).

This Proxy Statement/Prospectus also is being furnished to the Insurance Companies as the record owners of shares and to other shareholders that were invested in the Acquired Fund as of January 31, 2014.  Contract owners are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposal contained in this Proxy Statement/Prospectus in connection with the solicitation by the Board of Trustees of the Trust (the “Board”) of proxies to be used at the Special Meeting of Shareholders of the Acquired Fund to be held at  1 Corporate Way, Lansing, Michigan, 48951, on March 25, 2014, at 9:00 a.m. Eastern time, or any adjournment or adjournments thereof (the “Meeting”).

This Proxy Statement/Prospectus is being provided to the Insurance Companies and mailed to Contract owners and other shareholders on or about February 17, 2014.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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The proposal described in this Proxy Statement/Prospectus is as follows:

Proposal	Shareholders Entitled to Vote on the Proposal
To approve the Plan of Reorganization, adopted by the Trust’s Board of Trustees, which provides for the reorganization of the TBC Fund into the Curian/Nicholas Convertible Arbitrage Fund (the “Nicholas Fund”), also a series of the Trust.
Shareholders of the TBC Fund

The reorganization referred to in the proposal above is referred to herein as the “Reorganization” and the Nicholas Fund is referred to herein as the “Acquiring Fund.”

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposal that you should know before voting or providing voting instructions.  Additional information about the Trust has been filed with the SEC and is available upon oral or written request without charge.  It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contract owners and in accordance with voting procedures established by the Trust.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

1.
The Prospectus and Statement of Additional Information of the Trust, each dated April 29, 2013, as supplemented, with respect to the TBC Fund and the Nicholas Fund (File Nos. 333 -177369 and 811-22613);

2.	The Annual Report to Shareholders of the Trust with respect to the TBC Fund and the Nicholas Fund for the fiscal year ended December 31, 2012 (File Nos. 333 -177369 and 811-22613);
3.	The Semi-Annual Report to Shareholders of the Trust with respect to the TBC Fund and the Nicholas Fund for the period ended June 30, 2013 (File Nos. 333 -177369 and 811-22613);
4.	The Statement of Additional Information dated February 17, 2014, relating to the Reorganization (File No. 333 -193063).

For a free copy of any of the above documents, please call or write to the phone numbers or address below.

Shareholders and Contract owners can learn more about the Acquired Fund in the Trust’s Annual Report listed above, which has been furnished to shareholders and Contract owners.  Shareholders and Contract owners may request another copy thereof, without charge, by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or writing the Curian Variable Series Trust Service Center, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended.  Accordingly, it must file certain reports and other information with the SEC.  You can copy and review information about the Trust at the SEC’s Public Reference Room in Washington, DC, and at certain of the following SEC Regional Offices:  New York Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Miami Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Chicago Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Denver Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; Los Angeles Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, MA  02110; Philadelphia Regional Office, The Mellon Independence Center, 701 Market Street, Philadelphia, PA  19106; Atlanta Regional Office, 950

East Paces Ferry, N.E., Suite 900, Atlanta, GA  30326; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX  76102; Salt Lake Regional Office, 15 W. South Temple Street, Suite 1800, Salt Lake City, UT  84101; San Francisco Regional Office, 44 Montgomery Street, Suite 2600, San Francisco, CA 94104.  You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.  Reports and other information about the Trust are available on the SEC’s Internet site at http://www.sec.gov.  You may obtain copies of this information from the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549, at prescribed rates.

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully.  For additional information, you should consult the Plan of Reorganization, a copy of which is attached hereto as Appendix A.

The Proposed Reorganization

This Proxy Statement/Prospectus is soliciting shareholders with amounts invested in the Acquired Fund as of January 31, 2014 to approve the Plan of Reorganization, whereby the Acquired Fund will be reorganized into the Acquiring Fund.  (The Acquired Fund and the Acquiring Fund are sometimes referred to herein as a “Fund” and collectively, the “Funds”).

The Acquired Fund has one share class (“Acquired Fund Shares”).  The Acquiring Fund also has one share class (“Acquiring Fund Shares”).  The rights and preferences of the class of Acquiring Fund Shares are identical to the class of Acquired Fund Shares.

The Plan of Reorganization provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares having an aggregate net asset value equal to the Acquired Fund’s net assets;

•	the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund;

•	the distribution to the shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contract owners) of those Acquiring Fund Shares; and

•	the complete termination of the Acquired Fund.

A comparison of the investment objective(s), investment policies, strategies and principal risks of the Acquired Fund and the Acquiring Fund is included in “Comparison of Investment Objectives, Policies and Strategies” and “Comparison of Principal Risk Factors” below.  The Funds have identical distribution procedures, purchase procedures, exchange rights and redemption procedures, which are discussed in “Additional Information about the Acquiring Fund” below.  Each Fund offers its shares to Separate Accounts and certain other eligible investors.  Shares of each Fund are offered and redeemed at their net asset value without any sales load.  You will not incur any sales loads or similar transaction charges as a result of the Reorganization.

Subject to shareholder approval, the Reorganization is expected to be effective as of the close of business on April 25, 2014, or on a later date the Trust decides upon (the “Closing Date”).  As a result of the Reorganization, each shareholder invested in shares of the Acquired Fund would become an owner of shares of the Acquiring Fund.  Each such shareholder would hold, immediately after the Closing Date, shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the Acquired Fund Shares, as applicable, that were held by the shareholder as of the Closing Date.  Similarly, each Contract owner whose Contract values are invested in shares of the Acquired Fund would become an indirect owner of shares of the Acquiring Fund. Each such Contract owner would indirectly hold, immediately after the Closing Date, shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the Acquired Fund Shares, as applicable, that were indirectly held by the Contract owner as of the Closing Date.  The Trust believes that there will be no adverse tax consequences to Contract owners as a result of the Reorganization.  Please see “Additional Information about the Reorganization – Federal Income Tax Consequences of the Reorganization” below for further information.

The Trust’s Board of Trustees (the “Board”) unanimously approved the Plan of Reorganization with respect to the TBC Fund.  Accordingly, the Board is submitting the Plan of Reorganization for approval by the Acquired Fund’s shareholders.  In considering whether to approve the proposal (the “Proposal”), you should review the Proposal for the Acquired Fund in which you were a direct or indirect holder on the Record Date (as defined under “Voting Information”).  In addition, you should review the information in this Proxy Statement/Prospectus that relates to the

Proposal and the Plan of Reorganization generally.  The Board recommends that you vote “FOR” the Proposal to approve the Plan of Reorganization.

PROPOSAL:	APPROVAL OF THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE TBC FUND INTO THE NICHOLAS FUND.

This Proposal requests the approval of TBC Fund shareholders of the Plan of Reorganization pursuant to which the TBC Fund will be reorganized into the Nicholas Fund.

In considering whether you should approve this Proposal, you should note that:

•
The Funds have different investment objectives.  The TBC Fund seeks long-term capital appreciation while maintaining minimal portfolio exposure to general equity market risk, and the Nicholas Fund seeks absolute return.  However, the Funds have similar investment goals.  Each Fund invests primarily in instruments to gain equity exposure and seek positive performance without regard to the direction of the broad equity markets.   Each Fund relies on its respective sub-adviser to identify and evaluate companies that the sub-adviser believes represent the best potential investments.  There are, however, differences in the Funds’ primary investment policies and strategies of which you should be aware, including that the TBC Fund mainly invests in equities, exchange-traded funds (“ETFs”), futures and options, and that the Nicholas Fund mainly invests in convertibles, credit default swaps, interest rate swaps and total return swaps.  The Funds have the same fundamental policies and restrictions, see “Comparison of Fundamental Policies” below.  For a detailed comparison of the each Fund’s investment policies and strategies, see “Comparison of Investment Objectives, Policies and Strategies” below.

•
The Funds also have some overlap in their principal risks, although there are differences of which you should be aware.  Each Fund’s principal risks include foreign regulatory risk, market risk, and managed portfolio risk, and short sales risk.  The TBC Fund, however, also is subject to China and India country specific risks, counterparty and settlement risk, derivatives risk, emerging markets risk, equity securities risk, exchange-traded funds investing risk, foreign securities risk, frontier market countries risk, portfolio turnover risk, and risks of investments in Russia, while the Nicholas Fund is not principally subject to these risks.  In addition, the principal risks of investing in the Nicholas Fund also include convertible securities risk, investment strategy risk, managed portfolio risk, mid-capitalization investing risk, and small-capitalization risk, which are not principal risks of investing in the TBC Fund.  For a detailed comparison of each Fund’s risks, see “Comparison of Principal Risk Factors” below.

•
Curian Capital, LLC (“Curian Capital” or the “Adviser”) serves as the investment adviser and administrator for each Fund and would continue to manage and administer the Nicholas Fund after the Reorganization.  Curian Capital has received an exemptive order from the SEC that generally permits Curian Capital and the Trust’s Board of Trustees to appoint, dismiss and replace each Fund’s sub-adviser(s) and to amend the advisory agreements between Curian Capital and the sub-advisers without obtaining shareholder approval.  Curian Capital has appointed The Boston Company Asset Management LLC to manage the assets of the TBC Fund.  Curian Capital has appointed Nicholas Investment Partners, L.P. to manage the assets of the Nicholas Fund.  It is anticipated that Nicholas Investment Partners, L.P. will continue to advise the Nicholas Fund after the Reorganization.  For a detailed description of the Adviser and the Nicholas Fund’s sub-adviser, please see “Additional Information about the Acquiring Fund - The Adviser” and “Additional Information about the Acquiring Fund - The Sub-Adviser” below.

•
The TBC Fund and Nicholas Fund had net assets of approximately $201 million and $210 million, respectively, as of June 30, 2013.  Thus, if the Reorganization had been in effect on that date, the resulting combined fund (“Combined Fund”) would have had net assets of approximately $411 million.

•
Shareholders of the TBC Fund will receive shares of the Nicholas Fund, pursuant to the Reorganization.  Shareholders will not pay any sales charges in connection with the Reorganization.  Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization” and “Additional Information about the Acquiring Fund” below for more information.

•
It is estimated that the annual operating expense ratios for the Nicholas Fund’s shares, following the Reorganization, will be lower than those of the TBC Fund’s shares.  For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Fund” below.

•
The maximum management fee for the TBC Fund is equal to an annual rate of 0.90% of its average daily net assets, while the maximum management fee for the Nicholas Fund is equal to an annual rate of 0.85% of its average daily net assets.  The administrative fee payable to Curian Capital as administrator for the TBC Fund is 0.20% of the average daily net assets.  The administrative fee payable to Curian Capital as administrator for the Nicholas Fund is 0.20% of the average daily net assets.  For a more detailed description of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Fund” below.

•
Following the Reorganization, the Combined Fund will be managed in accordance with the investment objective, policies and strategies of the Nicholas Fund.  It is not expected that the Nicholas Fund will revise any of its investment policies following the Reorganization to reflect those of the TBC Fund.

•
The costs and expenses associated with the Reorganization relating to soliciting proxies and obtaining a consent of an independent registered public accounting firm will be borne by Curian Capital, and no sales or other charges will be imposed on Contract owners in connection with the Reorganization, and the legal expenses associated with the Reorganization will be borne by the TBC Fund and the Nicholas Fund on a pro-rata basis based on average daily net assets as of the Closing Date .  Please see “Additional Information about the Reorganization” below for more information.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each Fund and the estimated pro forma fees and expenses of the Acquiring Fund after giving effect to the proposed Reorganization.  Fees and expenses for each Fund are based on those incurred by each class of its shares for the fiscal year ended December 31, 2012.  The pro forma fees and expenses of the Acquiring Fund Shares assume that the Reorganization had been in effect for the year ended December 31, 2012.  The tables below do not reflect any fees and expenses related to the Contracts, which would increase overall fees and expenses.  See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)
TBC Fund	Nicholas Fund	Pro Forma Nicholas Fund (assuming the Reorganization is approved)
Not applicable.

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	TBC Fund	Nicholas Fund	Pro Forma Nicholas Fund (assuming expected operating expenses if the Reorganization is approved) 3
Management	0.90%	0.85%	0.85%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.25%
Other Expenses1	3.04%	1.40%	1.40%
Acquired Fund Fees and Expenses 2	0.00%	0.01%	0.01%
Total Annual Fund Operating Expenses	4.19%	2.51%	2.51%

1 “Other Expenses” for the TBC Fund and the Nicholas Fund includes an Administrative Fee of 0.20% which is payable to Curian Capital.  The amount also includes the costs associated with each Fund’s short sales on equity securities. When a cash dividend is declared on a security for which a fund holds a short position, the fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. In addition, each Fund incurred borrowing fees related to short sale transactions.

2 Acquired fund fees and expenses are the indirect expenses of investing in other investment companies.

3  If the Plan is approved, the Combined Fund will be managed under the principal investment strategies of the Nicholas Fund.  Therefore, this representation of the pro forma expenses includes annualized amounts of dividend expense and borrowing fees related to short sales of 1.14% for the period.  This amount reflects the actual amount incurred by the Nicholas Fund for such expenses as reported in the most recent audited financial statements.  The Fund's actual dividend expense and borrowing fees on securities sold short in future periods may be significantly higher or lower than the amounts above due to, among other factors, the extent of the Fund’s short positions, the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund’s short sale transactions, each of which is expected to vary over time.

Expense Examples:

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.  This example does not reflect fees and expenses related to the Contracts, and the total expenses would be higher if they were included.  The example assumes that:

•	You invest $10,000 in a Fund;
•	Your investment has a 5% annual return;
•	The Fund’s operating expenses remain the same as they were as of 12/31/12; and
•	You redeem your investment at the end of each time period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
TBC Fund	$421	$1,272	$2,138	$4,364
Nicholas Fund	$254	$782	$1,335	$2,846
Pro Forma Nicholas Fund (assuming expected operating expenses if the Reorganization is approved)	$254	$782	$1,335	$2,846

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During the period ended December 31, 2012, the portfolio turnover rates for the TBC Fund and Nicholas Fund were 261% and 139%, respectively, of the average value of the respective Fund.

Comparison of Investment Adviser and Sub-Adviser

The following table compares the investment adviser and sub-adviser of the Nicholas Fund with those of the TBC Fund.

Acquiring Fund	Acquired Fund
Nicholas Fund	TBC Fund
Investment Adviser Curian Capital, LLC Sub-Adviser Nicholas Investment Partners, L.P.	Investment Adviser Curian Capital, LLC Sub-Adviser The Boston Company Asset Management LLC

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Nicholas Fund with those of the TBC Fund.  The Board may change the investment objective of a Fund without a vote of the Fund’s shareholders.  For more detailed information about each Fund’s investment strategies and risks, see Appendix B.

Acquiring Fund	Acquired Fund
Nicholas Fund	TBC Fund
Investment Objective The investment objective of the Fund is to seek absolute return.	Investment Objective The investment objective of the Fund is to seek long-term capital appreciation while maintaining minimal portfolio exposure to general equity market risk.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by utilizing directional hedges on the underlying equity exposure of convertible securities invested in by the Fund.  The Fund’s Sub-Adviser combines traditional credit analysis with fundamental equity research and its expertise in small and mid-capitalization companies to analyze the equity securities underlying potential convertible securities investments.

Principal Investment Strategies The Fund utilizes a market neutral style seeking to

Acquiring Fund	Acquired Fund
Nicholas Fund	TBC Fund
utilizing directional hedges on the underlying equity exposure of convertible securities invested in by the Fund. The Fund’s Sub-Adviser combines traditional credit analysis with fundamental equity research and its expertise in small and mid-capitalization companies to analyze the equity securities underlying potential convertible securities investments.
provide attractive performance in both up and down markets.  The Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in what the Fund’s Sub-Adviser believes to be undervalued companies with strong and improving business prospects while shorting companies the Sub-Adviser believes to have deteriorating business momentum and excessive valuations.  The use of uncorrelated equity strategies across investing styles, market caps, and industries may provide investors with more attractive risk adjusted returns, as compared with traditional equity investing.

The Fund attempts to maintain minimal exposure to general market risk by always having both long and short positions in stocks.  The Fund uses a blended strategy, investing in both growth and value stocks of U.S. and foreign issuers of any capitalization, including those in emerging markets.  In addition to purchasing or selling short individual securities, the Fund may purchase or sell short any type of future or option related to such securities.  The Fund may also invest in ETFs.

A “diversified” fund as such term is defined under the Investment Company Act of 1940, as amended (“1940 Act”).	A “diversified” fund as such term is defined under the 1940 Act.

Comparison of Principal Risk Factors

An investment in a Fund is not guaranteed.  As with any mutual fund, the value of a Fund’s shares will change, and an investor could lose money by investing in a Fund.  The following table compares the principal risks of an investment in each Fund.  For an explanation of each such risk, see “Additional Information about the Reorganization – Description of Risk Factors” below.

Risks	Nicholas Fund	TBC Fund
China and India country specific risks		X
Convertible securities risk	X
Counterparty and settlement risk		X
Derivatives risk		X

Risks	Nicholas Fund	TBC Fund
Emerging markets risk		X
Equity securities risk		X
Exchange-traded funds investing risk		X
Foreign regulatory risk	X	X
Foreign securities risk		X
Frontier market countries risk		X
Investment strategy risk	X
Managed portfolio risk	X
Market risk	X	X
Mid-capitalization investing risk	X
Portfolio turnover risk		X
Risks of investments in Russia		X
Short sales risk	X	X
Small-capitalization investing risk	X

Comparison of Fundamental Policies

Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval.  The following table compares the fundamental policies of the Nicholas Fund with those of the TBC Fund.

Acquiring Fund		Acquired Fund
Nicholas Fund		TBC Fund
(1)	The Fund shall be a “diversified company,” as such term is defined under the 1940 Act.	Same.
(2)	The Fund may not invest more than 25% of the value of its respective assets in any particular industry (other than U.S. government securities and/or foreign sovereign debt securities).	Same.
(3)	The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own	Same.

Acquiring Fund		Acquired Fund
Nicholas Fund		TBC Fund
debt or equity securities issued by companies engaged in those businesses.
(4)
The Fund may not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).
Same.
(5)	The Fund may not lend any security or make any other loan, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.	Same.
(6)
The Fund may not act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.
Same.
(7)	The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.	Same.
(8)	The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.	Same.

Comparative Performance Information

The performance information shown below provides some indication of the risks of investing in each Fund by showing changes in the Funds’ performance from year to year and by showing how each Fund’s average annual returns compared with those of a broad measure of market performance.  Past performance is not an indication of future performance.

The returns shown in the bar chart and table do not include charges imposed under the Contracts.  If these amounts were reflected, returns would be less than those shown.  The performance information provided in this section as of December 31, 2013 is derived from unaudited financial information.

Curian/Nicholas Convertible Arbitrage Fund

Best Quarter (ended 3/31/13)	Worst Quarter (ended 12/31/13)
2.05%	-0.63%

Curian/The Boston Company Multi Alpha Market Neutral Fund

Best Quarter (ended 9/30/13)	Worst Quarter (ended 3/31/13)
1.83%	-2.85%

Curian/Nicholas Convertible Arbitrage Fund– Average Annual Total Returns as of December 31, 2013
	1 Year	Since Inception (February 6, 2012)
Curian/Nicholas Convertible Arbitrage Fund	3.35%	3.13%
HFRX RV: FI-Convertible Arbitrage Index	10.42%	7.81%
BofA Merrill Lynch Treasury Bill Index (3 month)	0.07%	0.10%
Credit Suisse Convertible Arbitrage Hedge Fund Index	6.03%	5.13%

Curian/The Boston Company Multi Alpha Market Neutral Fund– Average Annual Total Returns as of December 31, 2013
	1 Year	Since Inception (February 6, 2012)
Curian/The Boston Company Multi Alpha Market Neutral Fund	-0.88%	0.42%
HFRX EH: Equity Market Neutral Index	1.72%	-1.69%
Citigroup 3-Month Treasury Bill	0.05%	0.06%

Capitalization

The following table shows the capitalization of each Fund as of June 30, 2013 and of the Nicholas Fund on a pro forma combined basis as of June 30, 2013 after giving effect to the proposed Reorganization on that date.   The actual net assets of the TBC Fund and the Nicholas Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.  No assurance can be given as to how many shares of the Nicholas Fund will be received by shareholders of TBC Fund on the Closing Date, and the following table should not be relied upon to reflect the number of shares of Nicholas Fund that will actually be received.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
TBC Fund	200,479,058	9.84	20,380,918
Nicholas Fund	210,403,593	10.53	19,986,133
Adjustments	(51,765) (a)		(1,342,429) (b)
Pro forma Nicholas Fund – (assuming the Reorganization is approved)	410, 830,886	10.53	39, 024,622
(a)  Cost of Reorganization to be borne by Curian Capital, the TBC Fund and Nicholas Fund.   The costs and expenses relating to soliciting proxies and obtaining a consent of an independent registered public accounting firm will be borne by Curian Capital and, as a result, no adjustment to net assets has been made for these costs. The costs of the Reorganization to be borne by the TBC Fund and Nicholas Fund include the legal expenses of the Reorganization, which are estimated to be $25,000, and will be borne by the Funds on a pro-rata basis based on average daily net assets as of the Closing Date. Although it is not anticipated that the securities of the combined portfolio will be sold in material amounts following the consummation of the Reorganization in order to comply with the policies and investment practices of the Nicholas Fund, brokerage and transaction costs associated with the Reorganization are estimated to be $26,765 and will be borne by the Funds on a pro-rata basis based on average daily net assets as of the Closing Date.  This estimate may differ from the actual costs incurred due to fluctuations in net assets and potential changes to the composition of the TBC Fund before the Closing Date .  Please see “Additional Information about the Reorganization” below for more information.

(b)  The adjustment to the pro forma shares outstanding number represents a decrease in shares outstanding of the TBC Fund to reflect the exchange of shares of the Nicholas Fund.

The Reorganization provides for the acquisition of all the assets and all the liabilities of the TBC Fund by the shareholders of the Nicholas Fund.  If the Reorganization had taken place on June 30, 2013, the shareholders of the TBC Fund would have received 19, 038,489 shares of the Nicholas Fund.

After careful consideration, the Trust’s Board of Trustees unanimously approved the Plan of Reorganization with respect to the Funds.  Accordingly, the Board has submitted the Plan of Reorganization for approval by the TBC Fund’s shareholders.  The Board recommends that you vote “FOR” this Proposal.

*           *           *           *           *

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Plan of Reorganization

The terms of the Plan of Reorganization are summarized below. The summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A. If shareholders of the Acquired Fund approve the Plan of Reorganization, then the assets of the Acquired Fund will be acquired by, and in exchange for, shares of the Acquiring Fund and the liabilities of that Acquired

Fund will be assumed by the Acquiring Fund. The Acquired Fund will then be terminated by the Trust, and the shares of the Acquiring Fund distributed to shareholders of the Acquired Fund in the redemption of the Acquired Fund shares. Immediately after completion of the Reorganization, the number of shares of the Acquiring Fund then held by former shareholders of the Acquired Fund may be different than the number of shares of that Acquired Fund that had been held immediately before completion of the Reorganization, but the total investment will remain the same (i.e., the total value of the class of Acquiring Fund shares held immediately after the completion of the Reorganization will be the same as the total value of the class of Acquired Fund shares formerly held immediately before completion of the Reorganization).

It is anticipated that the Reorganization will be consummated as of the close of business on April 25, 2014, or on a later date the Trust decides upon (the “Closing Date”), subject to the satisfaction of all conditions precedent to the closing. It is not anticipated that the Acquired Fund will hold any investment that its Acquiring Fund would not be permitted to hold (“non-permitted investments”).

Description of the Securities to Be Issued

The shareholders of the Acquired Fund will receive shares of the Acquiring Fund in accordance with the procedures provided for in the Plan of Reorganization.  Each such share will be fully paid and non-assessable by the Trust when issued and will have no preemptive or conversion rights.

The Trust may issue an unlimited number of full and fractional shares of beneficial interest of each Fund and divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust.  Each share of a Fund represents an equal proportionate interest in that Fund with each other share.  The Trust reserves the right to create and issue any number of Fund shares.  In that case, the shares of each Fund would participate equally in the earnings, dividends, and assets of the particular Fund.  Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.  The Acquiring Fund is a series of the Trust.

The Trust currently offers one class of shares.  The Trust has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the shares of the Acquiring Fund.  The maximum distribution and/or service (12b-1) fee for the Acquiring Fund’s shares is equal to an annual rate of 0.25% of the average daily net assets attributable to those shares.  Because these distribution/service fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost more than paying other types of charges.

Board Considerations

At a meeting of the Trust’s Board of Trustees held on December 3, 2013, the Trustees, including the Disinterested Trustees, considered materials and discussed the potential benefits to the shareholders of the Acquired Fund under the proposed Reorganization.  The Board previously had received and considered information at a meeting held on November 27, 2013, during which management had first outlined the Reorganization, and recommended it for the Board’s consideration.  At these meetings, the Board considered the Adviser’s view that the Reorganization was designed to provide TBC Fund shareholders with lower advisory fees and total expenses, better historical risk-adjusted performance and wider exposure across both equities and fixed income.   The Board also considered the Adviser’s belief that the Reorganization may help the Combined Fund achieve greater economies of scale.  The Board considered that the Adviser’s business objective is to ensure that a consolidated family of investments offers a streamlined, complete, and competitive set of underlying investment options to serve the interests of shareholders, Contract owners and plan participants.  Approval of the Reorganization requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund. In determining whether to recommend approval of the Reorganization, the Trustees, including the Disinterested Trustees, considered many factors, including:

•
Investment Objectives and Investment Strategies.  The Board noted that the proposed Reorganization will permit the Contract owners with beneficial interest in the Acquired Fund to continue to invest in a professionally managed fund with similar investment goals to that of the Acquired Fund, which include an attempt to provide returns that are uncorrelated to traditional asset classes. The Board discussed the Funds’ different investment objectives, noting that the TBC Fund seeks long-term capital appreciation while maintaining minimal portfolio exposure to general equity market risk and the Nicholas Fund seeks absolute return. The Board also noted that each Fund invests primarily in instruments to gain equity exposure and seek positive performance without regard to the direction of the broad equity markets and that each Fund relies on its respective sub-adviser to identify and evaluate companies that the sub-adviser believes represent the best potential investments.     The Board also discussed the  differences in the Funds’ primary investment policies and strategies, including that the TBC Fund mainly invests in equities, exchange-traded funds (“ETFs”), futures and options, and that the Nicholas Fund mainly invests in convertibles, credit default swaps, interest rate swaps and total return swaps.  For a full description of key differences between the investment objectives and investment strategies of the Acquired Fund and Acquiring Fund, see “Comparison of Investment Objectives, Policies and Strategies.”

•
Operating Expenses.  The Board noted that, if approved by the Acquired Fund’s shareholders, the proposed Reorganization will result in total annual fund operating expense ratios that are lower than those of the Acquired Fund currently.  The Board considered that, as of its most recent fiscal year end of December 31, 2012 and as of the six-month period ended June 30, 2013, the Acquired Fund had total annual operating expenses that were higher than the Acquiring Fund.  The Board also considered that the management fee rate paid by the TBC Fund to the Adviser was higher than that of the Nicholas Fund.

•
Larger Asset Base.  The Board noted that the Reorganization may benefit Contract owners and others with beneficial interests in the Acquired Fund by allowing them to invest in the Combined Fund with a substantially larger asset base than that of the Acquired Fund currently. As of November 30, 2013, the TBC Fund had assets of $117 million as compared to assets of $234 million for the Nicholas Fund.  The Board considered that because the Adviser believes that the Acquired Fund does not have good prospects for growth, reorganizing the Acquired Fund into the Acquiring Fund appeared to be the best way to offer Contract owners and other investors the ability to achieve economies of scale.  The Board also considered that the larger asset base of the Combined Fund could also produce fund management benefits, such as the ability to command more attention from brokers and underwriters of securities in which the Combined Fund invests than the Acquired Fund currently enjoys.

•
Performance.  The Board noted that the Acquiring Fund has better historical risk-adjusted performance than the Acquired Fund.  The Board considered each Fund’s performance compared to its benchmark, Morningstar peer group and Lipper peer group as of September 30, 2013.  The Board also noted that while the Acquiring Fund had more favorable performance, each Fund had a relatively short track record. As a result, the Board took into account the long-term composite performance of similarly managed strategies.  The Board also noted that the same portfolio management team currently managing the Acquiring Fund is expected to continue to manage the Combined Fund after the Reorganization.

•
Investment Adviser, Sub-Advisers and Other Service Providers.  The Funds have the same investment adviser, Curian Capital, and other service providers (other than the Funds’ sub-advisers).  After the Reorganization, the Combined Fund will retain the same investment adviser and other service providers as the Acquiring Fund has currently.  The Acquired Fund is sub-advised by The Boston Company Asset Management LLC, and the sub-adviser for the Acquiring Fund is Nicholas Investment Partners, L.P. (“Nicholas Investment Partners”).  After the Reorganization, the Combined Fund will be sub-advised by Nicholas Investment Partners.  See “Comparison of Investment Adviser and Sub-Adviser.”  The custodian for the Acquiring Fund, JPMorgan Chase Bank, N.A., is the same as for the Acquired Fund and will remain the same after the Reorganization. The transfer agent for the Acquiring Fund, Jackson National Asset Management, LLC, is the same as for the Acquired Fund and will remain the same after the Reorganization. The distributor for shares of the Acquiring Fund, Jackson National Life Distributors LLC, is the same as for the Acquired Fund and will remain the same after the Reorganization.

•
Tax Consequences of Reorganization.  The Reorganization is not expected to be a taxable event for federal income tax purposes for Contract owners. Although the Reorganization will be a taxable transaction

•
for the Funds, the Reorganization is not expected to result in any material adverse federal income tax consequences to shareholders of the Acquired Fund that are Separate Accounts, in light of their tax-favored status.

•
Costs of Reorganization.  The expenses of the Reorganization will be borne by the Acquiring Fund, Acquired Fund, and Curian Capital, and no sales or other charges will be imposed in connection with the Reorganization. The costs and expenses associated with the Reorganization relating to soliciting proxies and obtaining a consent of an independent registered public accounting firm will be borne by Curian Capital, and no sales or other charges will be imposed on Contract owners in connection with the Reorganization.  The legal expenses associated with the Reorganization will be borne by the TBC Fund and the Nicholas Fund and will be borne by the Funds on a pro-rata basis based on average daily net assets as of the Closing Date.   The expenses of the Reorganization to be borne by the TBC Fund and Nicholas Fund are estimated to be $25,000.   Had the transaction closed on November 30, 2013 and based upon the net assets of the Acquired Fund and the Acquiring Fund of approximately $117 million and $234 million, respectively, as of that date, and the estimated legal and tax expenses of $25,000, the Acquired Fund would have paid approximately $8,352 and the Acquiring Fund would have paid approximately $16,648.  The expenses to be borne by Funds Management do not include any brokerage or other transaction expenses incurred by the Funds in connection with the Reorganization, which will remain the responsibility of the Funds.  Although it is not anticipated that the securities of the combined portfolio will be sold in material amounts following the consummation of the Reorganization in order to comply with the policies and investment practices of the Acquiring Fund, brokerage and transaction costs associated with the Reorganization are estimated to be $26,765 and will be borne by the Funds on a pro-rata basis based on average daily net assets as of the Closing Date.  Had the transaction closed on November 30, 2013 and based upon the net assets of the Acquired Fund and the Acquiring Fund of approximately $117 million and $234 million, respectively, as of that date, the estimated legal and tax expenses of $25,000, and the estimated brokerage and transaction costs of $26,765, the Acquired Fund would have paid approximately $17,293 and the Acquiring Fund would have paid approximately $34,472.  This estimate may differ from the actual costs incurred due to fluctuations in net assets and potential changes to the composition of the Acquired Fund before the Closing Date.

In summary, in determining whether to recommend approval of the Plan, the Board considered factors including (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of Shareholders; (2) the compatibility of the Funds’ investment objectives, investment strategies and investment restrictions, as well as shareholder services offered by the Fund; (3) the expense ratios and information regarding the fees and expenses of the Funds; (4) the advantages and disadvantages to Shareholders of having a larger asset base in the Combined Fund; (5) the relative historical performance of the Funds and similarly managed strategies; (6) the management of the Funds; (7) the federal tax consequences of the Reorganization; and (8) the costs of the Reorganization. The Board also considered alternative options available for the Acquired Fund.

For the reasons described above, the Trust’s Board of Trustees, including all of its Disinterested Trustees, determined that the Reorganization would be in the best interests of the Acquired Funds and that the interests of the Acquired Fund’s Contract owners and other investors would not be diluted as a result of effecting the Reorganization. At the Board meeting held on December 3, 2013, the Board voted unanimously to approve the proposed Reorganization and recommended its approval by Contract owners and others with beneficial interests in the Acquired Fund.

Description of Risk Factors

A Fund’s performance may be affected by one or more risk factors. For a detailed description of a Fund’s risk factors, please see Appendix B “More Information on Strategies and Risk Factors.”

Federal Income Tax Consequences of the Reorganization

The Reorganization is not expected to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), but instead will constitute a taxable sale of assets by the Acquired Fund to the Acquiring Fund. Contract owners and other investors are urged to consult their tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other taxes.

Contingency Plan

If the Reorganization is not approved by shareholders, the Board will consider what actions are appropriate, including the possible extension of The Boston Company Asset Management LLC as sub-adviser for an interim period in accordance with policies the Board determines appropriate, until there is adequate time to take further action.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Management of the Trust

This section provides information about the Trust and the Adviser for the Acquiring Fund.

The Trust

The Trust is organized as a Massachusetts business trust and is registered with the SEC as an open-end management investment company.  Under Massachusetts law and the Trust’s Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Board of Trustees.  The Acquiring Fund is a series of the Trust.

The Adviser

Curian Capital, LLC, 7601 Technology Way, Denver, Colorado 80237, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National, which is in turn a wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Prudential plc is also the ultimate parent of Jackson National Asset Management, LLC, the sponsor of investment companies that are in the same group of investment companies as the Trust, M&G Investment Management Limited, PPM America, Inc. and Eastspring Investments (Singapore) Limited.

Curian Capital acts as investment adviser to the Trust pursuant to an Investment Advisory and Management Agreement.  The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually before December 31 by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board of Trustees. It may be terminated at any time upon 60 days notice by the Adviser, the Trust, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement.  The Investment Advisory and Management Agreement provides that the Adviser shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.  As compensation for its services, the Trust pays the Adviser a fee in respect of each Fund as described in that Fund’s Prospectus.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, have been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate unaffiliated sub-advisers with the approval of the Board of Trustees, but without the approval of shareholders.  The order allows the Adviser to materially amend a sub-advisory agreement with unaffiliated sub-advisers with the approval of the Board of Trustees, but without shareholder approval.  Under the terms of the exemption, if a new sub-adviser is hired by the Adviser, shareholders in the affected Fund will receive information about the new sub-adviser within 90 days of the change.  The order allows the Funds to operate more efficiently and with greater flexibility.  The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to the following services: performing initial due diligence on prospective sub-advisers for the Funds; monitoring the performance of sub-advisers; communicating performance expectations to the sub-advisers; and ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated.

Management Fees

As compensation for its services, the Adviser receives a fee from the Trust computed separately for the Acquiring Fund, accrued daily and payable monthly.  The fee the Adviser receives from the Acquiring Fund is set forth below as an annual percentage of the net assets of the Acquiring Fund.

Acquiring Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets)
Nicholas Fund	$0 to $1 billion Over $1 billion	0.85% 0.80%

The Adviser selects, contracts with, and compensates sub-advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Adviser monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of such sub-advisers and reports periodically on such performance to the Board of Trustees of the Trust.  Under the terms of each of the Sub-Advisory Agreements, the sub-adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Board of Trustees of the Trust.  The sub-adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in its Prospectus.  Each sub-adviser, implements such programs by purchases and sales of securities.  Each sub-adviser regularly reports to the Adviser and the Board of Trustees of the Trust with respect to the implementation of such programs.  As compensation for its services, each sub-adviser receives a fee from the Adviser computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund.

In addition to the investment advisory fee, the Acquiring Fund pays to Curian Capital (“Administrator”) an Administrative Fee as an annual percentage of the average daily net assets of the Fund as set forth below.

Acquiring Fund	Assets	Administrative Fee (Annual Rate Based on Average Net Assets)
Nicholas Fund	All Assets	0.20%

In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds.  In addition, the Administrator, at its own expense, arranges and pays for routine legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund.  Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.  Each Fund is also responsible for nonrecurring and extraordinary legal fees, registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees.

The Sub-Adviser

The Acquiring Fund’s investments are selected by Nicholas Investment Partners, L.P., the sub-adviser.  The following table describes the Acquiring Fund’s sub-adviser, portfolio managers, and each portfolio manager’s business experience.  Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Acquiring Funds is available in the Trust’s Statement of Additional Information dated April 29, 2013, as supplemented.

Acquiring Fund	Sub-Adviser & Portfolio Managers	Business Experience
Nicholas Fund	Nicholas Investment Partners, L.P. 6451 El Sicomoro Street Rancho Santa Fe, CA 92067 Portfolio Managers John Wylie Catherine Nicholas
The Fund is managed on a team basis.

John Wylie is a Partner and Portfolio Manager of Nicholas and is the lead Portfolio Manager for Convertibles and Convertible Arbitrage.  Prior to joining Nicholas in 2007, he was co-founder and Co-Chief Investment Officer of CapitalWorks Investment Partners where he was the lead portfolio manager for Convertible Arbitrage and Micro-Cap strategies.  Previously Mr. Wylie was President of Nicholas-Applegate Mutual Funds and Chief Investment officer of their Investor Services Group.  Before joining Nicholas-Applegate in 1987, he worked with Metropolitan Life Insurance Company for six years .  Mr. Wylie earned a B.A. in American Studies, cum laude, from Amherst College.

Catherine C. Nicholas is the Managing Partner, Chief Investment Officer, and co-founder of Nicholas.  She leads the investment team at Nicholas and is responsible for the strategic development and day-to-day implementation of investment research, stock selection, portfolio management, and risk management processes.  Prior to founding Nicholas, she served as the Global Chief Investment Officer of Nicholas Applegate until the firm’s sale to Allianz in January 2001.  Ms. Nicholas began her investment career in 1987 as an analyst at Nicholas Applegate.  She earned a B.A. in Business Administration, cum laude, and her MBA with a concentration in finance the University of Southern California.

Additional Information

 Distribution Arrangements

The Trust has adopted, in accord with the provisions of Rule 12b-1 under the 1940 Act, a Distribution Plan (“Plan”).  The Board of Trustees, including all of the Independent Trustees, must approve, at least annually, the continuation of the Plan.  Under the Plan, each Fund will pay a Rule 12b-1 fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributed to interests, to be used to pay or reimburse distribution and administrative or other service expenses with respect to interests.  Jackson National Life Distributors LLC (the “Distributor”), as principal underwriter, to the extent consistent with existing law and the Plan, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services.

The Distributor also has the following relationships with the sub-advisers and their affiliates.  The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser’s participation.  A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds.  In addition, the Distributor acts as distributor of the Contracts issued by the Insurance Companies.

Payments to Financial Intermediaries

Only Separate Accounts, registered investment companies, and qualified and certain non-qualified plans of the Insurance Companies may purchase shares of the Acquiring Fund.  If an investor invests in the Fund under a Contract or a plan that offers a Contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and the salesperson to recommend the Fund over another investment.

Investment in Trust Shares

Shares of the Trust are currently sold to Separate Accounts of the Insurance Companies to fund the benefits under certain Contracts; to qualified and certain unqualified retirement plans; and to other regulated investment companies that in turn are sold to Separate Accounts.  The Separate Accounts, through their various sub-accounts, invest in designated Funds and purchase and redeem the shares of the Funds at their net asset value (“NAV”). There is no sales charge.

Shares of the Acquiring Fund are not available to the general public directly.  The Acquiring Fund is managed by a sub-adviser who also may manage publicly available mutual funds having similar names and investment objectives.  While the Acquiring Fund may be similar to, and may in fact be modeled after, publicly available mutual funds, purchasers should understand that the Acquiring Fund is not otherwise directly related to any publicly available mutual fund.  Consequently, the investment performance of publicly available mutual funds and any a Acquiring Fund may differ substantially.

The NAV per share of the Acquiring Fund is determined by the Adviser at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open.  Calculations of the NAV per share of each Acquiring Fund may be suspended by the Trust’s Board of Trustees.  The NAV per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.  Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board of Trustees has adopted procedures pursuant to which the Adviser may determine, subject to Board verification, the “fair value” of a security for which a current market price is not available or the current market price is considered unreliable or inaccurate.  Under these procedures, in general the “fair value” of a security shall be the amount, determined by the Adviser in good faith that the owner of such security might reasonably expect to receive upon its current sale.

The Board of Trustees has established a pricing committee to review fair value determinations.  The pricing committee will also review restricted and illiquid security values, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price does not accurately reflect current value (e.g., disorderly market transactions) and determine/review fair values pursuant to the “Pricing Policies and Procedures” adopted by the Board of Trustees of the Trust.

The Acquiring Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Acquiring Fund does not price its shares.  As a result, the Acquiring Fund’s NAV may change on days when shareholders are not able to purchase or redeem the Acquiring Fund’s shares.

Because the calculation of the Acquiring Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Acquiring Fund’s NAV (“time-zone arbitrage”).  Accordingly, the Trust’s procedures for pricing of portfolio securities also authorize the Adviser, subject to verification by the Trustees, to determine the “fair value” of such foreign securities for purposes of calculating the Acquiring Fund’s NAV.  When fair valuing such foreign securities, the Adviser will adjust the closing prices of all foreign securities held in the

Acquiring Fund’s portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the “fair value” of such securities for purposes of determining the Acquiring Fund’s NAV.  When fair-value pricing is employed, the foreign securities prices used to calculate the Acquiring Fund’s NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for time zone arbitrage in the Acquiring Fund that invests all or substantial portions of its assets in foreign securities, thereby seeking to make the Fund significantly less attractive to “market timers” and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices.  However, these procedures may not completely eliminate opportunities for time zone arbitrage because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share).  The Trust does not issue share certificates.

“Market Timing” Policy

The interests of the Acquiring Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by other Contract owners invested in the Separate Accounts.  Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Acquiring Fund shares held by long-term shareholders and have other adverse effects on the Acquiring Fund.  This type of excessive short-term trading activity is referred to herein as “market timing.”  The Acquiring Fund is not intended as a vehicle for market timing.  The Board of Trustees has adopted the policies and procedures set forth below with respect to frequent trading of Acquiring Fund shares.

The Acquiring Fund, directly and through its service providers, and the insurance company and qualified retirement plan service providers (collectively, “service providers”) with the cooperation of the insurance companies takes various steps designed to deter and curtail market timing. For example, regarding round trip transfers, redemptions by a shareholder from a sub-account investing in the Acquiring Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in the Acquiring Fund, through a sub-account transfer, shareholders will not be permitted to transfer any value back into that sub-account (and the Acquiring Fund) within fifteen (15) calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the shareholders or a third party authorized by the shareholder.

In addition to identifying any potentially disruptive trading activity, the Acquiring Fund’s Board of Trustees has adopted a policy of “fair value” pricing to discourage investors from engaging in market timing or other excessive trading strategies for the Acquiring Fund.  The Trust’s “fair value” pricing policy applies to all Funds where a significant event has occurred.  The Acquiring Fund’s “fair value” pricing policy is described under “Investment in Trust Shares” above.

The practices and policies described above are intended to deter and curtail market timing in the Acquiring Fund.  However, there can be no assurance that these policies, together with those of the Insurance Companies, and any other insurance company that may invest in the Acquiring Fund in the future, will be totally effective in this regard.

Share Redemption

Investors redeem shares to make benefit or withdrawal payments under the terms of the Contracts or other arrangements.  Redemptions typically are processed on any day on which the Trust and New York Stock Exchange are open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust’s transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

•	When the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;
•	When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or
•	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Tax Status

The Acquiring Fund intends to continue to qualify as a “Regulated Investment Company” under Subchapter M of the Code.  The Acquiring Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income or excise taxes.  The interests in the Acquiring Fund are owned by one or more Separate Accounts that hold such interests pursuant to Contracts and by various funds of the Trust and JNL Series Trust, which are regulated investment companies under Subchapter M of the Code, by qualified and certain non-qualified pension plans and by Jackson National.

The Acquiring Fund is treated as a corporation separate from the Trust for purposes of the Code.  Therefore, the assets, income, and distributions of the Acquiring Fund are considered separately for purposes of determining whether or not the Acquiring Fund qualifies as a regulated investment company.

Because the shareholders of the Acquiring Fund are Separate Accounts of variable insurance contracts, qualified and unqualified retirement plans and other registered investment companies, there are no tax consequences to those shareholders for buying, holding, exchanging and selling shares of the Acquiring Fund.  Distributions from the Acquiring Fund are not taxable to those shareholders.  However, owners of Contracts should consult the applicable Separate Account Prospectus for more detailed information on tax issues related to the Contracts.

The Acquiring Fund intends to comply with the diversification requirements currently imposed by the Code and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the tax deferred status of the Contracts issued by Separate Accounts.  The Investment Advisory and Management Agreement and Sub-Advisory Agreement require the Acquiring Fund be operated in compliance with these diversification requirements.  The sub-adviser may depart from the investment strategy of the Acquiring Fund only to the extent necessary to meet these diversification requirements.

FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of the Acquiring Fund.  The information does not reflect any charges imposed under a Contract.  If charges imposed under a variable contract were reflected, the returns would be lower.  You should refer to the appropriate Contract prospectus regarding such charges.

The annual information below has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. The information as of June 30, 2013 (semi-annual report) has not been audited.

Curian Variable Series Trust
Financial Highlights
For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from			Supplemental Data				Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets		Net Investment Income (Loss) to Average Net Assets
Curian/Nicholas Convertible Arbitrage Fund
06/30/2013*	$10.26	$(0.17)	$0.44	$0.27	$–	$–	$10.53	2.63%	$210,404	74%	1.80%	(a)	1.80%	(a)	(3.25)%
12/31/2012**	10.00	(0.36)	0.62	0.26	–	–	10.26	2.60	204,528	139	2.50	(a)	2.50	(a)	(3.99)
Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund
06/30/2013*	10.17	(0.12)	(0.21)	(0.33)	–	–	9.84	(3.24)	200,479	142	3.79	(a)	3.79	(a)	(2.52)
12/31/2012**	10.00	(0.23)	0.40	0.17	–	–	10.17	1.70	421,961	261	4.19	(a)	4.19	(a)	(2.52)
* The information as of June 30, 2013 has not been audited.
** Commenced operations on February 6, 2012.
(a) The ratio of net expenses and total expenses to average net assets without dividend and interest on securities sold short and short holdings borrowing fees was as follows:
	For the Period Ended
	June 30, 2013	December 31, 2012
Curian/Nicholas Convertible Arbitrage Fund	1.32%	1.36%
Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund	1.38%	1.42

VOTING INFORMATION

The following information applies to the Reorganization of the Acquired Fund and Acquiring Fund for which you are entitled to vote.

The Meeting

The Meeting will be held at 9:00 a.m. Eastern time, on March 25, 2014, at 1 Corporate Way, Lansing, Michigan 48951, together with any adjournment thereof.  The Meeting is being held to consider and vote on the Plan of Reorganization, which provides for the reorganization of the TBC Fund into the Nicholas Fund, and any other business that may properly come before the Meeting.  Only shareholders of the Acquired Fund are entitled to vote on this matter, and approval or disapproval as of the Reorganization contemplated by the Plan of Reorganization will be solicited separately for the Acquired Fund.

A copy of the Plan of Reorganization is attached hereto as Appendix A of this Proxy Statement/Prospectus.

The Board fixed the close of business on January 31, 2014, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

Quorum and Voting

The By-laws of the Trust, dated September 7, 2011 provide that except as otherwise provided by law, the Trust’s Agreement and Declaration of Trust or the By-laws, the holders of a majority of the shares issued and outstanding and entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business.  A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

The Agreement and Declaration of Trust for the Trust, dated September 7, 2011 (the “Declaration of Trust”), is the same for each Fund.  The Declaration of Trust provides that the Trust or any series may merge or consolidate into any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust property or trust property allocated or belonging to such series, including its good will, upon such terms and conditions and for such consideration: (a) when and as authorized at any meeting of shareholders called for the purpose by the affirmative vote of the holders of two-thirds of the shares of the Trust or such series outstanding and entitled to vote and present in person or by proxy at a meeting of shareholders, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or such series; provided, however, that, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the outstanding shares of the Trust or such series entitled to vote shall be sufficient authorization; or (b) if deemed appropriate by a majority of the Trustees, including a majority of the Independent Trustees, without action or approval of the shareholders, to the extent consistent with applicable laws and regulations; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.

Required Vote

The Declaration of Trust confers on shareholders a right to vote on consolidation or termination of a series of the Trust. However, SEC rules under the Investment Company Act of 1940 (“1940 Act”) require approval by a majority of the outstanding voting securities of the Acquired Fund. Thus a majority of the outstanding voting securities of the Acquired Fund is required to approve its Reorganization.

Where a vote of the “majority of the outstanding voting securities” of a Fund is required to approve the Proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal.  Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal.

Contract Owner Voting Instructions

The Trust is organized as a Massachusetts business trust.  Shares of the Trust currently are sold only to Separate Accounts of the Insurance Companies to fund the benefits of variable insurance contracts, to qualified and certain non-qualified employee benefit plans of Jackson National or directly to the Insurance Companies.  In addition, shares of the Trust are sold to certain funds of the Trust and the JNL Series Trust organized as fund of funds.  Although the Insurance Companies legally own all of the shares of the Fund held in their respective Separate Accounts that relate to the Contracts, a portion of the value of each Contract is invested by the Insurance Companies, as provided in the Contract, in shares of one or more funds.

Contract owners have the right under the interpretations of the 1940 Act to instruct the relevant Insurance Company how to vote the shares attributable to their Contract.  Contract owners at the close of business on the Record Date will be entitled to notice of the Meeting and to instruct the relevant Insurance Company how to vote at the Meeting or any adjourned session.  The Insurance Company will vote all such shares in accordance with the voting instructions timely given by the Contract owners with assets invested in the Acquired Fund.  Shares for which the Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal.  Shares for which the Insurance Company receives no timely voting instructions from a Contract owner will be voted by the applicable Insurance Company either for or against approval of the applicable Proposal, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company.  The Insurance Companies and their affiliates will vote their own shares and shares held by other regulated investment companies in the same proportion as voting instructions timely given by Contract owners.  As a result, a small number of Contract owners may determine the outcome of the vote.

Contract owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Contract as of the Record Date.  The Insurance Companies have fixed the close of business on March 20, 2014 as the last day on which voting instructions will be accepted.

Proxy and Voting Instruction Solicitations

The Board is soliciting proxies from shareholders of the Acquired Fund.  The Insurance Companies are the shareholders of record and are soliciting voting instructions from their Contract owners as to how to vote at the Meeting.  In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, facsimile, telephone or personal contact by officers or employees of the Trust, Curian Capital or officers or employees of the Insurance Companies.

Curian Capital, as the Trust’s Administrator, has retained the services of Computershare Fund Services (“Computershare”), 280 Oser Avenue, New York, New York 11788, to assist in the tabulation of voting instructions.  The anticipated cost of the services to be provided by Computershare in connection with this proxy solicitation is approximately $10,879.

The costs of printing and mailing of the Notice, this Proxy Statement/Prospectus, and the accompanying voting instruction card, and the solicitation of Contract owner voting instructions, will be paid by Curian Capital.  The Trust does not expect to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting.  If the management of the Trust receives an insufficient number of votes to approve the Proposal, the Meeting may be adjourned to permit the solicitation of additional votes.  Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment.  The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal.  Accordingly, an instruction to abstain from voting on the Proposal has the same practical effect as an instruction to vote against the Proposal.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Insurance Companies a superseding voting instruction form or written notice of revocation.  Only the Contract owner executing the voting instructions can revoke them.  The Insurance Companies will vote the shares of the Acquired Fund in accordance with all properly executed and un-revoked voting instructions.

Outstanding Shares and Principal Shareholders

The Insurance Companies will vote on the Reorganization as instructed by their Contract owners.  As of January 31, 2014, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Acquired Fund.

Because the shares of the Funds are sold only to the Insurance Companies, certain Funds of the Trust and the JNL Series Trust organized as fund-of-funds, and certain qualified and nonqualified retirement plans, the Insurance Companies, through the Separate Accounts which hold shares in the Trust as funding vehicles for the Contracts, are the owner of record of substantially all of the shares of the Trust.  In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes.  The table below shows the number of outstanding shares of the Acquired Fund as of the Record Date that are entitled to vote at the Meeting.

Fund	Total Number of Shares
TBC Fund	12,002,693.493

As of January 31, 2014, to the Trust’s knowledge, the following persons beneficially owned more than 5% of the shares of the Acquired Fund:

Shareholder’s or Contract owner’s Name/Address	Percent Beneficial Ownership of Shares of the Fund	Percent Beneficial Ownership of Shares of the Combined Fund (assuming the Reorganizations occur)
JNL Institutional Alt 50 Fund 1 Corporate Way Lansing, MI 48951	41.12% 4,935,574.475 Class A Shares	36.23%
JNL Institutional Alt 35 Fund 1 Corporate Way Lansing, MI 48951	20.93% 2,512,188.031 Class A Shares	18.44%
JNL Institutional Alt 65 Fund 1 Corporate Way Lansing, MI 48951	12.14% 1,456,855.047 Class A Shares	10.62%
JNL Institutional Alt 20 Fund 1 Corporate Way Lansing, MI 48951	8.76% 1,051,435.785 Class A Shares	7.69%

*           *           *           *           *

APPENDIX A

PLAN OF REORGANIZATION

CURIAN VARIABLE SERIES TRUST
CURIAN/THE BOSTON COMPANY MULTI-ALPHA MARKET NEUTRAL EQUITY FUND
CURIAN/NICHOLAS CONVERTIBLE ARBITRAGE FUND

This Plan of Reorganization has been entered into on April 25, 2014, by CURIAN VARIABLE SERIES TRUST (the “Trust”), a Massachusetts business trust, on behalf of its CURIAN/THE BOSTON COMPANY MULTI-ALPHA MARKET NEUTRAL EQUITY FUND (the “TBC Fund,” or the “Acquired Fund”) and CURIAN/NICHOLAS CONVERTIBLE ARBITRAGE FUND (the “Nicholas Fund,” or the “Acquiring Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission in accord with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and has established several separate series of shares (“funds”), with each fund having its own assets and investment policies;

WHEREAS the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, has determined that the transaction described herein is fair and reasonable, that participation in the transaction described herein is in the best interests of the Acquired Funds, and that the interests of the existing shareholders of both the Acquired Fund and the Acquiring Fund will not be diluted as a result of the transactions described herein;

WHEREAS Article II, Section 1 of the Trust’s Declaration of Trust, dated September 7, 2011 (the “Declaration of Trust”), authorizes the Board of Trustees to conduct the business of the Trust and carry on its operations; and

WHEREAS the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, has approved the reorganization of the Acquired Fund with and into the Acquiring Fund , subject to the approval of the shareholders of the Acquired Fund;

NOW, THEREFORE, all the assets, liabilities and interests of the Acquired Fund shall be transferred on the Closing Date to the Acquiring Fund, as described below; provided, however, that such transaction shall not occur unless and until this Plan of Reorganization shall have first been approved by a majority of the outstanding voting securities of the Acquired Fund as provided in Section 2(a)(42) of the 1940 Act:

1.
The Closing Date shall be April 25, 2014, or if the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund or the Acquiring Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted, or trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the judgment of the Board of Trustees, accurate appraisal of the value of either the Acquired Fund’s or the Acquiring Fund’s net assets and/or the net asset value per share of either class of Acquiring Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored;

2.
On or before the Closing Date, and before effecting the reorganization transaction described herein, the Trust shall have received a satisfactory written opinion of legal counsel as to such transaction that:

a.
such transaction will be treated as a taxable transaction for federal income tax purposes and accordingly: the Acquired Fund will recognize gain or loss on the transfer of the assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the liabilities; except to the extent the Acquiring Fund Shares appreciate or depreciate in value in Acquired Fund’s hands prior to distribution thereof to the Acquired Fund’s shareholders, no gain or loss will be recognized to Acquired Fund on the distribution of Acquiring Fund shares in liquidation of the Acquired Fund; the Acquiring Fund will recognize no gain or loss on its receipt of the assets in exchange solely for Acquiring Fund Shares and its assumption of the related liabilities; the Acquiring Fund’s aggregate tax basis in the acquired assets will equal the fair market value of the Acquiring Fund shares exchanged therefore plus the amount of the liabilities assumed by Acquiring Fund, and Acquiring Fund’s holding period for the assets will begin on the day after the closing date; an Acquired Fund shareholder will recognize gain or loss on the exchange of all its Acquired Fund shares solely for Acquiring Fund shares pursuant to the reorganization transaction; an Acquired Fund shareholder’s aggregate basis in the Acquiring Fund shares it receives in the reorganization transaction will equal the fair market value of those shares on the date they are distributed, and its holding period for those Acquiring Fund shares will begin on the day following the date of such distribution; the portion of the distribution of Acquiring Fund shares by Acquired Fund that is properly chargeable to earnings and profits of Acquired Fund will be treated as a dividend for purposes of computing Acquired Fund’s dividends paid deduction; and  if the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, contract owners whose contract values are determined by investment in shares of the Acquired Fund will not recognize any taxable income, gains or losses as a result of the reorganization transaction.

b.
the securities to be issued in connection with such transaction have been duly authorized and, when issued in accordance with this Plan of Reorganization, will have been validly issued and fully paid and will be non-assessable by the Trust on behalf of the Acquiring Fund.

3.
In exchange for all of its shares of the Acquired Fund, each shareholder of such Acquired Fund shall receive a number of shares, including fractional shares, of the Acquiring Fund equal in dollar value to the number of whole and fractional shares that such shareholder owns in such Acquired Fund.  Each shareholder of such Acquired Fund shall thereupon become a shareholder of the Acquiring Fund.

4.
For purposes of this transaction, the value of the shares of the Acquiring Fund and the Acquired Fund shall be determined as of 4:00 p.m., Eastern time, on the Closing Date. Those valuations shall be made in the usual manner as provided in the relevant prospectus of the Trust.

5.
Upon completion of the foregoing transactions, the Acquired Fund shall be terminated and no further shares shall be issued by it. The classes of the Trust’s shares representing such Acquired Fund shall thereupon be closed and the shares previously authorized for those classes shall be reclassified by the Board of Trustees.  The Trust’s Board of Trustees and management of the Trust shall take whatever actions may be necessary under Massachusetts law and the 1940 Act to effect the termination of the Acquired Fund.

6.
 The costs and expenses of this transaction associated with soliciting proxies, including the preparation, filing, printing and mailing of proxy solicitation material and disclosure documents, and obtaining a consent from an independent registered public accounting firm, shall be borne by Curian Capital, LLC.

7.
The legal expenses of this transaction referred to in paragraph 2.a. above, shall be borne by the Acquiring Fund and the Acquired Fund on a pro-rata basis based upon average daily net assets as of November 30, 2013.

A copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. Notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding on any of the Trustees, officers, or shareholders of the Trust individually, but only binding on the assets and properties of the Trust.

IN WITNESS WHEREOF, Curian Variable Series Trust, on behalf of the Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund and Curian/Nicholas Convertible Arbitrage Fund has caused this Plan of Reorganization to be executed and attested in the City of Denver, State of Colorado, on the date first written above.

CURIAN VARIABLE SERIES TRUST

By:
Michael A. Bell, President

Attest:
Susan S. Rhee, Vice President

APPENDIX B

More Information on Strategies and Risk Factors

Curian/Nicholas Convertible Arbitrage Fund

Principal Investment Strategies.  The Fund seeks to achieve its investment objective by utilizing directional hedges on the underlying equity exposure of convertible securities invested in by the Fund.  Nicholas Investment Partners, L.P., the Fund’s sub-adviser (the “Sub-Adviser”), combines traditional credit analysis with fundamental and quantitative equity research and its expertise in small and mid-capitalization companies, what the Sub-Adviser considers to be the largest and most inefficient area of the convertible securities market, to analyze the equity securities underlying potential convertible securities investments.

In structuring the portfolio, the gross and net exposure is driven by security selection based on a 12-month directional view of the underlying equity or credit.  The Sub-Adviser will typically hedge each position in the Fund within 25% of “delta-neutral” with “bullish” positions under-hedged and “bearish” positions over-hedged.  If the Fund is “delta-neutral,” the convertible bond will be hedged by selling the stock against it so that there is no equity exposure.  Delta is a measure of the combined position movement to the equity.  If the Fund over hedges (“bearish”), the Fund will sell more stock than the delta-neutral position and the Fund’s net exposure to the equity markets will be negative.  If the Fund under hedges (“bullish”), the Fund will sell less stock than the delta-neutral position and the Fund’s net exposure to the equity markets will be positive.  Portfolio positioning is driven predominantly, in normal market environments, by individual security selection and appropriate hedging given the Sub-Adviser’s security outlook.  Tactical positioning, in unusual market environments displaying uncertain economic and market outlooks, is accomplished through adjusting the range of hedges for individual positions as well as by utilizing portfolio level hedges.  In such environments the Sub-Adviser may use equity, credit, and/or interest rate hedges determined by the particular market environment and market outlook.

The Sub-Adviser employs a multi-step process in its bottom-up analysis of issuers of convertible securities.  Traditional credit analysis, where the Sub-Adviser reviews an issuer’s capital structure, balance sheet, income statement, and security terms, helps the Sub-Adviser determine the attractiveness and financial strength of the issuing company.  Stress test and scenario analysis, where the Sub-Adviser assesses the security’s sensitivity to equity volatility, interest rate changes, and potential changes to option-adjusted and credit spreads, allows the Sub-Adviser to ascertain the asymmetrical risk/reward profile of the convertible strategy.  The combination of quantitative and traditional fundamental equity analysis helps the Sub-Adviser assess the underlying equities’ positive or negative change, sustainability, quality, and timeliness and its appreciation potential.  Incorporating all elements to this bottom-up, multi-step process is essential to determine if the investment thesis of the security is attractive, as well as to formulate the direction and magnitude of the hedge to be used.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks does not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective.  A variety of specific factors may influence its investment performance, such as the following:

•	Convertible securities risk
•	Foreign regulatory risk
•	Investment strategy risk
•	Managed portfolio risk
•	Market risk
•	Mid-capitalization investing risk
•	Small-capitalization investing risk

•	Short sales risk

There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Bonds risk
•	Equity securities risk
•	Interest rate risk
•	Temporary defensive positions and large cash positions risk

Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund

Principal Investment Strategies.  The goal of market neutral investing strategy is to generate returns that are independent of the direction of the stock market.  The Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in what The Boston Company Asset Management LLC, the Fund’s sub-adviser (the “Sub-Adviser”), believes to be undervalued companies with strong and improving business prospects while shorting companies the Sub-Adviser believes to have deteriorating business momentum and excessive valuations.  The Sub-Adviser attempts to maintain minimal exposure to general market risk by always having both long and short positions in stocks.  The Fund has a long position when it owns the security and has “sold short” a position when it sells a security it does not own.  When the Fund has “sold short,” it must borrow the security in order to settle the sale and buy the security at a later date to pay back the lender.  The Fund must maintain market collateral at least equal to the current market value of the security sold short.  The Fund will not make a short sale if the market value of all short positions would exceed 100% of the value of the Fund’s net assets giving effect to such sale.

The Fund strives to have long positions in stocks that the Sub-Adviser believes will outperform the market and short positions in stocks that the Sub-Adviser will underperform the market.  Under normal circumstances, the Sub-Adviser seeks to maintain a balance between investments that are expected to benefit from a general rise in stock prices and investments that are expected to benefit from a general stock market decline.

The Sub-Adviser utilizes proprietary stock selection models that are designed to predict relative attractiveness of stocks.  The models collect fundamental data such as earnings, dividends, cash flow, revenues, and book value.  The fundamental data is then used to analyze characteristics such as growth prospects, valuation, and momentum.  Each stock is then given a score.  The Fund strives to profit by purchasing stocks that have relatively high scores and selling short stocks that have relatively low scores.  The Sub-Adviser exploits the benefits of quantitative analysis, but also employs a fundamental process in its stock selection process.

In selecting stocks of any capitalization for investment, the Fund uses a blended strategy, investing in both growth and value stocks of both U.S. and foreign issuers, including those in emerging markets countries.  In addition to purchasing or selling short individual securities, the Fund may purchase or sell short any type of future or option related to such securities.  The Fund may also invest in exchange-traded funds.  The Fund’s portfolio turnover is expected to be higher than 100%.

The Fund seeks a total return greater than the return on three-month U.S. Treasury Bills.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks does not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective.  A variety of specific factors may influence its investment performance, such as the following:

•	China and India country specific risks
•	Counterparty and settlement risk
•	Derivatives risk
•	Emerging markets risk
•	Equity securities risk
•	Exchange-traded funds investing risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Frontier market countries risk
•	Market risk
•	Portfolio turnover risk
•	Risks of investments in Russia
•	Short sales risk

There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Large-capitalization investing risk
•	Mid-capitalization investing risk
•	Small-capitalization investing risk
•	Temporary defensive positions and large cash positions risk

Glossary of Risks

Bonds risk – Rising interest rates will generally cause the prices of bonds and other debt securities to fall.  In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.  Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities.  Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

China and India country specific risks – Investment primarily in equity and equity-related securities in the People’s Republic of China and India will expose the Fund specifically to their market, currency, and other risks, including volatility and structural risks.  Government reforms and the move to capitalism may not positively impact the economies of either country. Stable economic growth may be hampered by a number of factors, including, burdensome regulatory requirements, inflation, poor allocation of resources and the reinvestment of capital, government price controls and capital restrictions, and social instability with a corresponding affect on securities holdings and volatility.

Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities.  While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.  The value of the convertible and debt securities may fall when interest rates rise.  Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations.  Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond.

Counterparty and settlement risk – Trading options, futures contracts and other derivative financial instruments, as well as, certain over-the-counter securities entails credit risk on the counterparties.  Such instruments are not afforded the same protections as may apply to trading futures or options on organized exchanges, or trading securities on organized exchanges.  Substantial losses may arise from the insolvency, bankruptcy or default of a counterparty and risk of settlement default of parties with whom it trades securities.  This risk may be heightened during volatile market conditions.  Counterparties in emerging and frontier markets may lack effective controls and processes for the settlement and custody of securities.  Trading emerging and frontier market securities may also entail counterparty credit risk.  Settlement mechanisms in emerging and frontier markets are generally less developed and reliable than those in more developed countries thus increasing the risks associated with derivatives, fixed income, and equity securities in those markets.

Derivatives risk – These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, counterparty risk, credit risk and management risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index.  The Fund’s Adviser or Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged or the income to be generated, in order to realize the desired results from the investment.  The Fund’s Adviser or Sub-Adviser must correctly predict price, credit or other applicable movements, during the life of a derivative, with respect to the underlying asset in order to realize the desired results from the investment.  The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.  The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio.  If the Fund’s Adviser or Sub-Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful.  To the extent that the Fund is unable to close out a position because of market illiquidity or counterparty default, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments.  The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid.  Investors should bear in mind that, while a Fund may intend to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.  The use of derivative strategies may also have a tax impact on the Fund.  The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to utilize derivatives when it wishes to do so.

The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.  Certain derivative transactions may have a leveraging effect on the Fund.  For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments.  As a result a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain.  The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument.  The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own.

Emerging markets risk – Investments in emerging markets involve greater risk resulting from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries.  There may be government policies that restrict investment by foreigners, and a higher risk of a government taking private property.  Low or nonexistent trading volume in securities of issuers may result in a lack of liquidity and in price volatility.  Issuers in emerging markets typically are subject to greater risk of adverse changes in earnings and business prospects than are companies in developed markets.  Loss may also result from the imposition of exchange controls, confiscations and other government restrictions or from problems in security registration or settlement and custody.  The Fund will also be subject to the risk of negative foreign currency rate fluctuations.

Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile.  The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities.  The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Exchange-traded funds investing risk – Most exchange-traded funds (“ETFs”) are investment companies whose shares are purchased and sold on a securities exchange.  Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A Fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:  (i) the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its net asset value (“NAV”); (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees.  The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest.

Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Funds may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Funds may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as, the timing of such purchases or sales.  These foreign regulatory limits may increase the Funds’ expenses and may limit the Funds’ performance.

Foreign securities risk – These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments.  In addition, there may be less publicly available information and more volatile or less liquid markets.  Investments in foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations.  Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods.  Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular.

Frontier market countries risk – Frontier market countries generally have smaller economies and less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s shares to decline.

Governments of many frontier market countries in which the Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investment in equity securities of issuers operating in certain frontier market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of the Fund. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as the Fund. In addition, if deterioration occurs in a frontier market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.

The frontier market countries in which the Fund invests may become subject to sanctions or embargoes imposed by the U.S. government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce the Fund’s returns.

Banks in frontier market countries used to hold the Fund’s securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in the developed markets. As a result, there is greater risk than in developed countries that settlements will take longer and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the settlement systems.

Interest rate risk – When interest rates increase, fixed income securities generally will decline in value.  Conversely, as interest rates decrease, the prices of fixed income securities tend to increase.  In a low interest rate environment, an increase in interest rates could have a negative impact on the price of fixed income securities, and could negatively impact a Fund’s portfolio of fixed income securities.  Long-term fixed income securities normally have more price volatility than short-term fixed income securities.  A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.  Inflation-indexed securities, including TIPS, decline in value when real interest rates rise.  In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Floating rate investments have adjustable interest rates and as a result, generally fluctuate less in response to interest rate changes than will fixed-rate investments.  However, because floating rates generally only reset periodically, changes in prevailing interest rates may cause a fluctuation in the Fund’s value.  In addition, extreme increases in prevailing interest rates may cause an increase in defaults on floating rate investments, which may cause a further decline in the Fund’s value.  Finally, a decrease in interest rates could adversely affect the income earned by the Fund from its floating rate debt securities.

The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

Investment strategy risk – The Adviser or Sub-Adviser uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective.  Investment decisions made by the Adviser or Sub-Adviser in using these investment strategies may not produce the returns expected by the Adviser or Sub-Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Large-capitalization investing risk – Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective, or may negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the manager of the Fund.  There is no guarantee that the investment objective of the Fund will be achieved.

Market risk – Stock market risk refers to the fact that stock (equities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general.  Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline.  A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.  Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk.  Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due.  Bond value typically declines if the issuer’s credit quality deteriorates.  Interest rate risk is the risk that interest rates will rise and the value of bonds will fall.  A broad-based market drop may also cause a bond’s price to fall.

Securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions, or particular industries represented in the securities markets, such as competitive conditions.  In addition, the markets may not favor a particular kind of security, such as dividend-paying securities, and may not favor equities or bonds at all.

Mid-capitalization investing risk – The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies.  Mid-capitalization companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.  Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Portfolio turnover risk – The Fund may actively trade securities in seeking to achieve its objective.  Doing so may increase transaction costs, which may reduce performance.  Active trading also may increase realized short-term capital gains and losses.

Risks of investments in Russia – A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Fund to lose its registration through fraud, negligence or mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While a Fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Fund.

Short sales risk – A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price.  The Fund may also enter into a short derivative position through a futures contract or swap agreement.  If the price of the security or derivative increases, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party.  Therefore, the losses could be greater than the actual cost of the investment.  Increased liquidity risk and transaction costs are frequently involved, as is the risk that the third party to the short sale may fail to honor its contract terms.

Small-capitalization investing risk – Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.  Small cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.  Many small capitalization companies may be in the early stages of development.  Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and sub-adviser transitions, the Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments.  During periods in which the Fund employs such a temporary defensive strategy or holds large cash positions, it will not be pursuing, and will not achieve, its investment objective.  Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

APPENDIX C

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date of January 31, 2014 , to the Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund.

Shareholder’s or Contract owner’s Name/Address	Percent Beneficial Ownership of Shares of the Fund	Percent Beneficial Ownership of Shares of the Combined Fund (assuming the Reorganizations occur)
JNL Institutional Alt 50 Fund 1 Corporate Way Lansing, MI 48951	41.12% 4,935,574.475 Class A Shares	36.23%
JNL Institutional Alt 35 Fund 1 Corporate Way Lansing, MI 48951	20.93% 2,512,188.031 Class A Shares	18.44%
JNL Institutional Alt 65 Fund 1 Corporate Way Lansing, MI 48951	12.14% 1,456,855.047 Class A Shares	10.62%
JNL Institutional Alt 20 Fund 1 Corporate Way Lansing, MI 48951	8.76% 1,051,435.782 Class A Shares	7.69%

STATEMENT OF ADDITIONAL INFORMATION

February 17, 2014

CURIAN VARIABLE SERIES TRUST

Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund
(a series of Curian Variable Series Trust)
 (the “Acquired Fund”)

AND

Curian/Nicholas Convertible Arbitrage Fund
(a series of Curian Variable Series Trust)
 (the “Acquiring Fund”)

7601 Technology Way
 Denver, Colorado 80237
(877) 847-4143

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund	Curian/Nicholas Convertible Arbitrage Fund

This Statement of Additional Information (the “SAI”) relates specifically to the proposed reorganization of the Acquired Fund into the Acquiring Fund under which the Acquiring Fund would acquire all of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund and that Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities (the “Reorganization”).  This SAI is available to separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York with amounts allocated to an Acquired Fund and to other shareholders of the Acquired Funds as of January 31, 2014.

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

(1)           The Acquiring Fund’s and Acquired Fund’s Statement of Additional Information dated April 29, 2013, as supplemented (File Nos. 333 -177369 and 811-22613);

(2)           The Annual Report to Shareholders of the Acquiring Fund and the Acquired Fund for the fiscal year ended December 31, 2012 (File Nos. 333 -177369 and 811-22613);

(3)            The Semi-Annual Report to Shareholders of the Acquiring Fund and the Acquired Fund for the period ended June 30, 2013 (File Nos. 333 -177369 and 811-22613);

This SAI is not a prospectus.  A Proxy Statement and Prospectus dated January 31, 2014, relating to the Reorganization (the “Proxy Statement/Prospectus”) may be obtained, without charge, by writing to the Trust at 1 Corporate Way, Lansing, Michigan 48951or calling (517) 381-5500.  This SAI should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL INFORMATION

Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund merging into Curian/Nicholas Convertible Arbitrage Fund

The unaudited pro forma information provided herein should be read in conjunction with the annual reports and semi-annual reports of Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund (“TBC Fund”) and Curian/Nicholas Convertible Arbitrage Fund (“Nicholas Fund”) dated December 31, 2012 and June 30, 2013, respectively.  All of the shareholder reports are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the twelve months ended June 30, 2013 is intended to present supplemental data as if the proposed Reorganization of TBC Fund (the “Acquired Fund”) into Nicholas Fund (the “Acquiring Fund”) (collectively, the “Funds”) had occurred as of July 1, 2012. The Reorganization is intended to consolidate the Acquired Fund with a similar fund advised by Curian Capital LLC (“Curian” or “Funds Management”). The Acquiring Fund is advised by Curian and sub-advised by Nicholas Investment Partners, L.P.   Subject to shareholder approval, the Reorganization is expected to be effective as of the close of business on April 25, 2014, or on a later date the Trust decides upon (the “Closing Date”).

The Reorganization provides for the acquisition of all the assets and all the liabilities of the Acquired Fund by the Acquiring Fund, in a taxable exchange for shares of the Acquiring Fund at net asset value. Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor. As a result of the Reorganization, shareholders of the Acquired Fund would become shareholders of the Acquiring Fund.

The costs of the Reorganization will be borne by Curian, the Acquired Fund and the Acquiring Fund.   The costs and expenses associated with the Reorganization relating to soliciting proxies and obtaining a consent of an independent registered public accounting firm will be borne by Curian, and no sales or other charges will be imposed on Contract owners in connection with the Reorganization.  The legal and tax expenses associated with the Reorganization will be borne by the Acquired Fund and the Acquiring Fund on a pro-rata basis based on average daily net assets as of the Closing Date.  Had the transaction closed on November 30, 2013 and based upon the net assets of the Acquired Fund and the Acquiring Fund of approximately $117 million and $234 million, respectively, as of that date , and the estimated legal and tax expenses of $25,000, the Acquired Fund would have paid approximately $8,352 and the Acquiring Fund would have paid approximately $16,648.  The expenses to be borne by Funds Management do not include any brokerage or other transaction expenses incurred by the Funds in connection with the Reorganization, which will remain the responsibility of the Funds.  Although it is not anticipated that the securities of the combined portfolio will be sold in material amounts following the consummation of the Reorganization in order to comply with the policies and investment practices of the Acquiring Fund, brokerage and transaction costs associated with the Reorganization are estimated to be $26,765 and will be borne by the Funds on a pro-rata basis based on average daily net assets as of the Closing Date.  Had the transaction closed on November 30, 2013 and based upon the net assets of the Acquired Fund and the Acquiring Fund of approximately $117 million and $234 million, respectively, as of that date, the estimated legal and tax expenses of $25,000, and the estimated brokerage and transaction costs of $26,765, the Acquired Fund would have paid approximately $17,293 and the Acquiring Fund would have paid approximately $34,472.    This estimate may differ from the actual costs incurred due to fluctuations in net assets and potential changes to the composition of the Acquired Fund before the Closing Date.

The Funds have the same adviser, administrator, distributor, fund accounting agent and custodian. Each service provider has entered into an agreement with Curian which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund.

As of June 30, 2013, the net assets of the Acquired Fund and the Acquiring Fund were $200,479,058 and $210,403,593, respectively. The net assets of the pro forma combined fund as of June 30, 2013 would have been $410, 830,886 had the Reorganization occurred on that date.  The actual net assets of the Acquired Fund and the Acquiring Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.  No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Acquired Fund on the Closing Date .

On a pro forma basis for the twelve months ended June 30, 2013, the proposed Reorganization would result in an decrease of $174,516 in advisory fees had the Reorganization occurred on July 1, 2012.  There is no impact to administration fees and other operating expenses had the Reorganization occurred on July 1, 2012. No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation and Subchapter M compliance.

The proposed Reorganization is not expected to be a taxable event for federal income tax purposes for Contract owners. Although the Reorganization will be a taxable transaction for the Funds, the Reorganization is not expected to result in any material adverse federal income tax consequences to the shareholders of the Acquired Fund that are Separate Accounts, in light of their tax-favored status. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be equal to the fair market value of those shares on the date they are distributed.

If the Reorganization is consummated, the combined Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes.

As of June 30, 2013, the Acquired Fund and the Acquiring Fund had estimated net capital loss carryforwards, which are available to offset future, realized capital gains expiring as follows:

	Short Term Capital Losses	Long Term Capital Losses
Acquired Fund	$2,263,815	$0
Acquiring Fund	$0	$0

Under the Regulated Investment Company Modernization Act of 2010, the Acquiring Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on March 25, 2014

Please detach at perforation before mailing.

PROXY CURIAN/THE BOSTON COMPANY MULTI-ALPHA MARKET NEUTRAL EQUITY FUND OF THE CURIAN VARIABLE SERIES TRUST **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – MARCH 25, 2014

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Tuesday, March 25, 2014 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_013014

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund of the Curian Variable Series Trust To Be Held on March 25, 2014

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of a proxy card are available on the website at www.proxy-direct.com/jac-25200

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PLAN OF REORGANIZATION.

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_013014

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on March 25, 2014

Please detach at perforation before mailing.

CURIAN/THE BOSTON COMPANY MULTI-ALPHA MARKET NEUTRAL EQUITY FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – MARCH 25, 2014

[INSURANCE COMPANY NAME DROP-IN]

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity or variable life insurance contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Tuesday, March 25, 2014 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 21, 2014, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Account and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposal specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_013014

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund of the Curian Variable Series Trust To Be Held on March 25, 2014

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card and the form of a proxy card are available on the website at www.proxy-direct.com/jac-25200

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PLAN OF REORGANIZATION.

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_013014